November 1, 2021
Pioneer Bond VCT Portfolio
Supplement to the Prospectus dated May 1, 2021
Portfolio summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Portfolio summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S. of
Amundi US (portfolio manager of the portfolio since 2004); Brad Komenda, Managing
Director and Director of Investment Grade Corporates of Amundi US (portfolio manager of the portfolio since 2018); Timothy Rowe, Managing Director and Director of Multi-Sector Fixed Income of Amundi US (portfolio manager of the portfolio since
2018) and Jonathan Scott, Senior Vice President and Deputy Director of Multi-Sector
Fixed Income of Amundi US (portfolio manager of the portfolio since November
2021)

Management
The following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by Brad Komenda, Timothy Rowe and Jonathan Scott. Mr. Taubes, Mr. Komenda, Mr. Rowe and Mr. Scott are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US's affiliates.
Mr. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Amundi US, is responsible for overseeing the U.S. fixed income team. He joined Amundi US as a Senior Vice President in September 1998 and has been an investment professional since 1982. Mr Taubes has served as a portfolio manager of the portfolio since 2004.
Mr. Komenda, Managing Director and Director of Investment Grade Corporates of Amundi US, joined Amundi US in 2008 and has been a portfolio manager of the portfolio since 2018.
Mr. Rowe, Managing Director and Director of Multi-Sector Fixed Income of Amundi US, joined Amundi US in 1988 and has been a portfolio manager of the portfolio since 2018.
Mr. Scott, Senior Vice President and Deputy Director of Multi-Sector Fixed Income of Amundi US, joined Amundi US in 2008. Mr. Scott joined the fixed income team in 2012 and has been a portfolio manager of the portfolio since November 2021.
32719-00-1121
©2021 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC